Exhibit 99.1

Year-End Earnings KeyBanc Presentation March 8, 2007 Exhibit 99.1

Notice Regarding Forward-Looking Statements Certain statements contained in this prospectus are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in press release that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental and other laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including the PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, delays and supplier availability; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Presentation Outline Welcome and Overview – Paul Barbas, President and Chief Executive Officer 2006 Earnings Drivers – John Gillen, Senior Vice President and Chief Financial Officer Liquidity/Cash Flow – Joe Boni, Treasurer FGD Update – Steve Wolff, President, Power Production Fuel Update – Gary Stephenson, Vice President, Commercial Operations 2007 Guidance – John Gillen

2006 Highlights Improving Profitability Earnings per share from continuing operations up more than 8%. Dividend Increase, Stock Buyback 4% dividend increase in February 2006 & February 2007. $400 million stock buyback completed in August 2006. Debt Rating Upgrades All three rating agencies now rate DPL debt as investment grade. Regulatory Recovery Year 1 of 5-year Rate Stabilization Plan. Successful recovery of additional regulatory expenses. Peaking Plant Sales – $151.2 Million in Cash Strong Operational Performance

Looking to 2007 Continue the Development of our Long-Term Strategic Plan Continue our Efforts to Enhance Customer Satisfaction Participate in Ohio Electric Choice Discussions The outcome will impact our future direction. Operational Excellence Generation Performance Fuel Procurement Cost Control Bring FGD Projects In On Time and On Budget

2007 Positions DPL for Solid Growth Potential With competitive generation assets, well-positioned for post-2008 Ohio market, whether quasi-regulated or competitive. Strong and stable retail market. Rate Stabilization Plan provides opportunity through 2010. DPL-managed scrubber projects to be completed by end of 2008. Excellent access to diversity of compliance and non-compliance coal. Upside to coal costs post 2008 – dependent on testing. Approaching base line capex levels in 2009.

2006 Year-End Earnings

Earnings Drivers: 2005 vs. 2006 Note: 2005 and 2006 EPS (Non-GAAP basis) excluding one-time items 2005 EPS Revenue Fuel & Purchased Power O&M Other Change in Shares 2006 EPS $1.09 $0.62 ($0.22) ($0.27) $0.18 $0.11 $1.51 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80

Liquidity & Cash Flow

Liquidity & Cash Flow Cash & Cash Equivalents $262.2 $595.8 Short-Term Investments Available for Sale --- $125.8 $180 2005 2006 12-31 Construction Additions $352 ($ in millions) 12/31/06 12/31/05

$ in millions $352 $310 $165 Construction Additions Actual Forecast $130 0 50 100 150 200 250 300 350 400 2006 2007 2008 2009 Base Environmental

FGD Update

FGD Update Viability of Technology Schedule Readiness

FGD – Viability of Technology 50 operating Chiyoda FGD 4 in North America 25 Chiyoda FGD under contract 24 in North America 5 DP&L 19 AEP, Southern Company, Alabama Electric Cooperative 1 Kansai Electric Power Company Japan The technology will work

FGD – Schedule On track to meet schedule Schedule milestones achieved at Killen Station Energized 6.9kV and 480V systems Testing motors, lube oil skids, air systems Key material handling systems in place Jet Bubbling Reactor (JBR) passed hydro test New software being used for testing/tuning

DPL

FGD – In-Service Date Comparison

DP&L Operated Projects:		Project In-Service Date	
Unit(s)	Scope	Original	Current
Killen	FGD	Jan-08	Jun-07
Stuart 3 & 4	FGD+BDC	Jan-09	Jan-08
Stuart 1 & 2	FGD+BDC	Jan-09	Jun-08
CC Operated Projects:			
Miami Fort 8	FGD	Dec-08	Apr-07
Miami Fort 7	FGD	Dec-08	Dec-07
Conesville 4	FGD + SCR	2010	Apr-09

KeyBanc Presentation March 8, 2007 -16-

FGD – Readiness 24 new employees at Killen Station 16,000 hours of training ≈ 3,400 spare parts Preventive maintenance program

Fuel Update

DPL’s Coal Profile 99% of DPL energy is produced with coal. DPL operates and purchases coal for 3 of the 8 plants in which we have ownership. DPL controls about half of our coal costs. DPL historically purchased low sulfur coal from West Virginia and eastern Kentucky. New scrubbers at Killen and Stuart reduce emissions cost and allows the prospect of coal from other supply regions. Substantially hedged expected volume to meet retail and firm wholesale for ’07. Expect ’07 fuel costs to be flat against ’06.

Source: 2006 EPA data Assuming 92% and 97% FGD efficiency at Zimmer and East Bend respectively Sulfur Content (SO2 pounds/MMBtu) FGD Online Date Zimmer Current Operation East Bend Current Operation Killen June 2007 Miami Fort 8 April 2007 Miami Fort 7 December 2007 Stuart January '08 - June '08 Conesville 4 - 3.7# Beckjord 6 - 2.4# Miami Fort 7 - 1.8# Stuart - 1.6# Hutchings - 1.4# Killen - 1.1# Miami Fort 8 - 0.9# Zimmer - 6.6# East Bend - 5.7# LOW ---------- SO2 Content Spectrum ---------- HIGH 1.0 -----<=2.0 - >2.0----------- 3.5 ---------------------------------------6.5

U.S. Coal Deposits

Coal Markets: Reduced Sulfur Spreads Source: ICAP United, Inc. High Sulfur-to-Low Sulfur Price Spreads Low Sulfur (NYMEX) Outlook as of Jan 2006 High Sulfur (4.5# NAPP) $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2003 2004 2005 2006 2007 2008 $ per MMBtu (origin) History Forecast Spread as of Jan 2006 Current Spread

Forward Coal Markets NAPP Coal is 13,000 btu 3.0/3.4 # SO2 from Northern Appalachia Source: ICAP United, Inc. $35.00 $37.00 $39.00 $41.00 $43.00 $45.00 $47.00 $49.00 $51.00 $53.00 $55.00 NYMEX 9/1/2006 NYMEX 2/2/2007 NAPP 9/12/2006 NAPP 2/2/2007 NYMEX 9/1/2006 $50.45 $52.00 $52.75 $53.50 NYMEX 2/2/2007 $41.00 $45.00 $47.00 $48.00 NAPP 9/12/2006 $42.65 $43.30 $44.00 $44.75 NAPP 2/2/2007 $44.75 $44.74 $45.50 $46.25 2007 2008 2009 2010

Market Dynamics NYMEX (Central Appalachian, 12,000 Btu/lb., 1.67 lb. SO2, Ohio River delivery) has been a poor hedge for coals from outside CAPP (higher sulfur coals). NYMEX has significantly declined in value due to weak overall market conditions and the addition of FGD equipment. Current market for NYMEX and other eastern coals appears to be at or near the bottom. NYMEX coals are currently priced very close to higher sulfur coals. We have not completed testing at Stuart or Killen Station to determine the ultimate coal that will be compatible with those operations.

2007 Guidance

2007 Guidance Basic Earnings Per Share from Continuing Operations: $1.60 to $1.75. Guidance includes the expected completion of peaking plant sales in 2007. Estimate based on 108 million shares outstanding.

2007 Guidance, Key Drivers $1.60 $1.75 2007 Guidance Range Basic EPS from Continuing Operations 2006 EPS1 Regulatory Riders Retail Sales Wholesale Revenue Fuel & Purchased Power O&M Change in Shares 2007 EPS 12006 EPS of $1.51 excludes $0.39 peaker impairment charge $1.51 $0.25 $0.15 ($0.35) $0.15 ($0.10) $0.07 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00

Appendix

Earnings Per Share Income from continuing operations $1.12 $1.03 Income from discontinued operations 0.12 0.44 Cumulative effect of accounting change (0.03) Total Basic $1.24 $1.44 Total Diluted $1.15 $1.35 Twelve Months Ended December 31 2006 2005 Twelve Months Ended December 31 2006 2005

EPS Reconciliation (Basic) Twelve Months Ended December 31 2006 2005 Total Basic Earnings (GAAP) $1.24 $1.44 Exclude: Discontinued Operations (0.12) (0.44) Charge for Peaking Plant Impairment 0.39 Charge for Early Redemption of Debt 0.31 Gain on Sale of Public Equity Investments (0.25) Cumulative Effect of Accounting Change 0.03 Basic Earnings from Continuing Operations $1.51 $1.09 (non-GAAP) -- -- -- --

Three Months Ended Twelve Months Ended December 31, December 31, 2006 2005 2006 2005 $ in millions except per share amounts (unaudited) Revenues 350.9 $ 327.0 $ 1,393.5 $ 1,284.9 $ Cost of revenues: 86.8 85.8 349.1 336.9 35.6 29.6 159.0 133.3 122.4 115.4 508.1 470.2 Gross margin 228.5 211.6 885.4 814.7 Operating expenses: 68.0 54.4 265.4 219.0 71.0 - 71.0 - 37.6 36.9 151.8 147.3 26.1 24.5 108.6 107.3 2.4 0.5 7.6 2.0 205.1 116.3 604.4 475.6 Operating income 23.4 95.3 281.0 339.1 Investment income 3.9 6.3 17.8 50.9 Interest expense (25.1) (27.2) (102.2) (137.7) Charge for early redemption of debt - - - (61.2) Other income (deductions) (1.3) 1.9 (1.2) 13.5 Earnings from continuing operations before income tax 0.9 76.3 195.4 204.6 Income tax expense (3.4) 30.1 69.8 79.9 Earnings from continuing operations 4.3 46.2 125.6 124.7 Earnings from discontinued operations, net of tax 3.0 9.9 14.0 52.9 Cumulative effect of accounting change, net of tax - (3.2) - (3.2) Net Income 7.3 $ 52.9 $ 139.6 $ 174.4 $ (unaudited) DPL Inc. CONSOLIDATED STATEMENTS OF RESULTS OF OPERATIONS Total operating expenses Amortization of regulatory assets General taxes Depreciation and amortization Impairment of peaking stations Operation and maintenance Total cost of revenues Purchased power Fuel

DPL Inc. CONSOLIDATED STATEMENTS OF RESULTS OF OPERATIONS (cont'd)  Average number of common shares outstanding (millions): Basic 107.7 121.6 112.3 121.0 Diluted 117.4 129.4 121.9 129.1 Earnings per share of common stock Basic: Earnings from continuing operations $ 0.04 $ 0.38 $ 1.12 $ 1.03 Earnings from discontinued operations 0.03 0.09 0.12 0.44 Cumulative effect of accounting change - (0.03) - (0.03) Total Basic $ 0.07 $ 0.44 $ 1.24 $ 1.44 Diluted: Earnings from continuing operations $ 0.04 $ 0.36 $ 1.03 $ 0.97 Earnings from discontinued operations 0.02 0.08 0.12 0.41 Cumulative effect of accounting change - (0.03) - (0.03) Total Diluted $ 0.06 $ 0.41 $ 1.15 $ 1.35 Dividends paid per share of common stock $ 0.25 $ 0.24 $ 1.00 $ 0.96

At At December 31, December 31, 2006 2005 $ in millions (unaudited) ASSETS Current assets: Cash and cash equivalents 262.2 $ 595.8 $ Short-term investments available for sale - 125.8 Restricted funds held in trust 10.1 - Accounts receivable, less provision for uncollectible accounts of $1.4 and $1.0, respectively 225.0 194.9 Inventories, at average cost 85.4 80.2 Taxes applicable to subsequent years 48.0 45.9 Other current assets 37.7 20.2 668.4 1,062.8 Property: 4,718.5 4,667.7 (2,159.2) (2,094.8) 2,559.3 2,572.9 283.5 - (132.3) - 151.2 - Other noncurrent assets: Regulatory assets 148.6 83.8 Other deferred assets 84.7 72.2 233.3 156.0 Total Assets 3,612.2 $ 3,791.7 $ DPL Inc. CONSOLIDATED BALANCE SHEETS Total other noncurrent assets Net property held and used Less: Accumulated depreciation and amortization Property, plant and equipment Assets held for sale: Net property held and used Less: Accumulated depreciation and amortization Property, plant and equipment Held and used: Total current assets

DPL Inc. CONSOLIDATED BALANCE SHEETS (cont'd)  LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Current portion - long-term debt $225.9 $0.9 Accounts payable 169.4 130.2 Accrued taxes 155.2 178.5 Accrued interest 35.2 28.9 Other current liabilities 38.3 31.1 Total current liabilities 624.0 369.6  Noncurrent liabilities: Long-term debt 1,551.8 1,677.1 Deferred taxes 355.2 327.0 Unamortized investment tax credit 43.6 46.4 Insurance and claims costs 21.9 24.3 Other deferred credits 280.7 286.3 Total noncurrent liabilities 2,253.2 2,361.1 Cumulative preferred stock not subject to mandatory redemption 22.9 22.9 Common shareholders’ equity: Common stock, at par value of $0.01 per share1.1 1.3 Other paid-in capital, net of treasury stock - 25.1 Warrants 50.0 50.0 Common stock held by employee plans (69.0) (86.1) Accumulated other comprehensive loss (6.5) (14.2) Retained earnings 736.5 1,062.0 Total common shareholders’ equity 712.1 1,038.1 Total Liabilities and Shareholders' Equity $3,612.2 $3,791.7

Twelve Months Ended December 31, 2006 2005 $ in millions Cash flows from operating activities: Net income 139.6 $ 174.4 $ Less: Earnings from discontinued operations (14.0) (52.9) Earnings from continuing operations 125.6 121.5 Adjustments: 151.8 147.3 71.0 - 7.6 2.0 - 61.2 - 3.2 (32.7) (7.1) (2.4) (0.6) (2.2) (28.8) Changes in certain assets and liabilities (2.2) (28.2) Deferred compensation assets 0.4 4.4 Deferred compensation obligations 2.3 7.4 Other (10.5) 31.8 308.7 314.1 Cash flows from investing activities: Capital expenditures (357.5) (180.1) Purchases of short-term investments and securities (856.0) (641.2) Sales of short-term investments and securities 984.0 642.5 Cash flow from discontinued operations - 868.4 (229.5) 689.6 (unaudited) DPL Inc. CONSOLIDATED STATEMENTS OF CASH FLOWS Net cash (used for) / provided by investing activities Net cash provided by operating activities Gain on sale of other investments Captive insurance provision Deferred income taxes Cumulative effect of accounting change, net of tax Charge for early redemption of debt Amortization of regulatory assets Impairment of peaking stations Depreciation and amortization

DPL Inc. CONSOLIDATED STATEMENTS OF CASH FLOWS (cont'd)  Cash flows from financing activities: Issuance of long-term debt, net -211.2 Exercise of stock options7.8 22.7 Tax impact related to exercise of stock options 1.9 - Retirement of long-term debt - (673.8) Premiums paid for early redemption of debt - (54.7) Retirement of preferred securities - (0.1) Issuance of pollution control bonds 100.0 - Pollution control bond proceeds held in trust (100.0)- Withdrawal of restricted funds held in trust 89.9 - Dividends paid on common stock (112.4) (115.3) Purchase of Company's common stock (400.0) - Net cash (used for) financing activities (412.8) (610.0) Cash and cash equivalents: Net change (333.6) 393.7 Balance at beginning of period 595.8 202.1 Cash and cash equivalents at end of period $262.2 $595.8 Supplemental cash flow information: Interest paid, net of amounts capitalized $91.4 $146.1 Income taxes paid, net $113.6 $71.2 Non-cash financing and investing activities: Restricted funds held in trust $10.1 $-

Year-End Earnings KeyBanc Presentation March 8, 2007